Exhibit (99)(b)

                               ( First Union logo )

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Conference Call
December 2, 1997

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(logo)  Cautionary Statement
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        A number of statements we will be making in our presentation and in the accompanying exhibits will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's plans, goals, objectives, expectations, projections, estimates and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation's control). Factors which could cause the Corporation's actual results to differ materially from such forward-looking statements made herein or by management of the Corporation are set forth in the Corporation's Third Quarter Report on Form 10-Q, the Corporation's Current Reports on Form 8-K dated July 21, 1997, August 20, 1997, November 18, 1997, November 28, 1997, and December 2, 1997, and the Corporation's Registration Statements 333-35363, 333-36839 and 333-37709.

        In addition to the foregoing, a significant portion of the financial information presented has not been prepared based on GAAP and is derived from internal management reporting sources.


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(First Union logo)

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(logo)  CoreStates' Superior Financial Performance (1)
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                   (graphs with plot points as listed below)

                ROE                             ROA


            1995--19.4%                      1995--1.6%
            1996--20.1%                      1996--1.8%
            1997--23.3%                      1997--1.8%

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       Fee Income/Revenue                  Efficiency Ratio

            1995--28.6%                      1995--57.8%
            1996--29.3%                      1996--54.4%
            1997--29.6%                      1997--53.0%

(1) 1997 data annualized for nine months ended 9/30/97. Such annualized data are not intended to be projections for the full year.


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(First Union logo)         exhibit 2

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(logo)  CoreStates' Superior Financial Contribution (1) (2)
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                   (graphs with plot points as listed below)

                ROE                             ROA


            1997--23.3%                      1997--1.8%
            1998--36.8%                      1998--2.4%
            1999--36.8%                      1999--2.5%

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       Fee Income/Revenue                  Efficiency Ratio

            1997--29.6%                      1997--53.0%
            1998--31.0%                      1998--36.9%
            1999--31.0%                      1999--26.5%


(1) 1997 data annualized for nine months ended 9/30/97. Such annualized data are not intended to be projections for the full year. Data excludes merger-related restructuring charges and assumes reaching efficiencies of 45% and revenue enhancements of 21% by 1999, and leveraging of excess capital.

(2) 1998 data is based on First Call consensus estimates and 1999 data is an illustration based on 1998 First Call consensus estimates plus 10%. See First Union's Current Report on Form 8-K dated November 18, 1997, for additional information.

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(First Union logo)            exhibit 3

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(logo) Financial Performance Guidelines Raising the Bar - Again
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       Guideline                           Prior                  New
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       ROE                                  18-20%                 20-22%
       ROA                             1.30%-1.50%            1.60%-1.90%
       Overhead Efficiency                  53-57%                 50-54%
       Fee Income/Revenue                      40%                 40-45%


       EPS Growth                           10-13%                  10-14%
       NCO/Average Loans                    50-65bps                55-70bps
       Dividend Payout                      30-35%                  40-45%
       Tier 1 Leverage                        6-7%                    6-7%

Note: Assumes Average Annual Asset Growth of 4-6%. Excludes merger-related restructuring charges.

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(First Union logo)                exhibit 4

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(logo) First Union's Performance vs. Nations Top 10 Banks
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                                    Current FTU Rank (1)     Guideline Rank (2)
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       ROE                                  3                       1
       EPS Growth                           4                       3
       ROA                                  3                       1
       Efficiency Ratio                     2                       2
       Fee Income/Revenue                   9                       4
       Leverage Ratio                       7                       4
       NCO/Average Loans                    6                       6
       Dividend Payout                      5                       3

(1) As of September 30, 1997
(2) Assumes best performance against financial guidelines using September 30, 1997, data.

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(First Union logo)                    exhibit 5